Significant Changes in the Current Reporting Period	6 Months Ended
Dec. 31, 2020
Disclosure Of Background And Significant Accounting Policies [Abstract]
Significant changes in the current reporting period

2	Significant changes in the current reporting period

In October 2020, Alterity received commitments for a capital raising of A$35 million via a two tranche placement to Australian and international institutions and other unrelated sophisticated, professional or exempt investors. The Placement was fully subscribed and was conducted at $0.037, representing a discount of 25.7% to the 30-day VWAP and 24.8% discount to the 15-day VWAP prior to the trading halt. For every share allocated in tranche two of the placement, one option was issued. The option has an exercise price of A$0.07 and an expiry date of three years post allotment. The first tranche was completed on 23 October 2020 with A$10 million received by the Company. The second tranche was completed on 24 November 2020 following approval by shareholders at the Annual General Meeting held on 18 November 2020. The remaining A$25 million was received by the Company at the same time. A total of 945,945,946 shares and 674,694,939 free-attaching options were issued across both tranches.

The proceeds from the Placement are being used to progress Alterity's clinical development program for ATH434 including the bioMUSE Natural History study and a Phase 2 trial, both in MSA patients, ongoing research and discovery, and working capital.

There have been no other significant changes in the state of affairs of the Group during the period.